EX-99.906CERT

Certification

Pursuant to Section 906
of the
Sarbanes-Oxley Act of 2002

Name of Registrant:       ING Variable Insurance Trust

Date of Form N-CSR:       June 30, 2005

     The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

     A signed original of this written statement required by Section 906 has been provided to ING Variable Insurance Trust and will be retained by ING Variable Insurance Trust and furnished to the Securities and Exchange Commission or its staff upon request.

     IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 25th day of August, 2005.

/s/ James M. Hennessy
James M. Hennessy

EX-99.906CERT

CERTIFICATION

Pursuant to Section 906
of the
Sarbanes-Oxley Act of 2002

Name of Registrant: ING Variable Insurance Trust

Date of Form N-CSR: June 30, 2005

     The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

     A signed original of this written statement required by Section 906 has been provided to ING Variable Insurance Trust and will be retained by ING Variable Insurance Trust and furnished to the Securities and Exchange Commission or its staff upon request.

     IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 25th day of August, 2005.

/s/ Todd Modic

Todd Modic